BRAZOS INSURANCE FUNDS

                                  ANNUAL REPORT
                                DECEMBER 31, 2001


                           BRAZOS SMALL CAP PORTFOLIO




                               INVESTMENT ADVISER

                                   JOHN McSTAY
                               INVESTMENT COUNSEL
                                5949 SHERRY LANE
                                   SUITE 1600
                                DALLAS, TX 75225

                          www.brazosinsurancefunds.com


Dear Fellow Shareholders, Clients and Friends:

     The markets during the second half of 2001 can be characterized as a continuation of the volatile, uncertain nature of the first half. With the economy faltering, the events of September 11th shocked the nation and the economy to a degree that no one could have contemplated. The resulting blow to the economy and confidence shook the very foundation of our free enterprise system, but the resiliency of our nation and our mighty economy emerged from the tragedy unified, strengthened, and poised for recovery.

     In 2001 the overwhelming event, of course, was the destruction of the World Trade Center and all that supervened because of it. Yet, 2001 had other less nefarious, if not far more trivial, claims to fame: the first back-to-back loss for the S&P 500 since the great Bear Market of 1973-74 among them!

     The Brazos Insurance Funds 2001 results reflected the ongoing bear market and the recession. The table below summarizes the performance figures for the year.

     After performing admirably in 2000, the Portfolio's investments of "good companies operating good businesses" were finally hit by the bear market. They were the last to go down, but go down they did. For the world of smaller capitalization stocks which we invest in, the world was not complicated. Performance was divided nearly to perfection amid the volatile and too familiar events of the year. The Russell 2000 simply was split down the middle - the Value component gained 14% while the Growth component lost 9.2%, leaving little neither betwixt nor between as shown in the chart below. The portfolios of quality growth stocks fared better than "growth" in general, but lost ground nonetheless amid the less than creative division between the two styles.

[GRAPHIC]

          RUSSELL 200 VALUE & RUSSELL 2000 GROWTH PERFORMANCE FOR 2001

Russell 2000 Value              14.0%

Russell 2000 Growth             -9.2%


     Further complicating the picture was a Russell 2000, skewed by two "January effect" rallies in which stocks in the smallest quintile rose by 32 percent for the year. While the larger, higher quality stocks of the Russell 2000 had a bad year. The stocks comprising the largest quintile of the Russell 2000 fell by 8 percent.

     Despite the tough economic times, the Brazos Insurance Funds Small Cap Portfolio is replete with companies that have strong revenue and earnings growth prospects. The key is to remain steadfast in our disciplines of identifying superior growth companies that are attractively valued. In our last letter, we discussed avoiding the investment trap of chasing stocks that are bouncing on false hopes. This temptation can create serious damage to performance. Our team of portfolio managers is dedicated to rigorously implementing our investment process and philosophy.

     While the headlines of the U.S. economy being in a recession and of large corporate layoffs are dire, the market continues its constructive bottoming process. We remain optimistic because, as we have expressed many times, good companies persevere through the bad times and typically are among the first stocks to recover. Additionally, smaller cap growth stocks historically begin extended periods of outperformance as the economy emerges from recession. These stocks are perceived to be early beneficiaries of improving profit conditions. Fundamentally, smaller companies are more nimble than their larger counterparts and are able to adjust to changing economic conditions faster. As a result, their earnings tend to recover and accelerate more rapidly coming out of economic downturns.

     Through the volatile and uncertain market environment of 2001, the Brazos funds continued to stick to its knitting. We never stray from our strategy of searching out great small growth companies that will capture the attention of other investors over time as they grow. Our steady performance is a testament to this lack of style drift. We believe the events of the past year overly influenced the short-term direction and volatility of many good companies' stocks - and far less so - their fundamentals. The macro environment appeared overwhelming at times in 2001. In the end, fundamentals, particularly earnings, drive stocks. We see a far more constructive investment environment ahead for smaller capitalization stocks as we enter what we expect to be a less tumultuous time.

         We wish you all the best for a prosperous, safe and happy 2002!

                                                 Sincerely,
                                                 /s/ John McStay
                                                 -------------------------------
                                                 John McStay Investment Counsel

[GRAPH ]


Brazos Insurance Funds - Plot Points Data
                                 8/29/00      8/31/00     9/30/00    10/31/00
Brazos Small Cap Portfolio       $10,000      $10,000     $10,280      $9,550
Russell 2000 Index               $10,000      $10,158      $9,859      $9,420

Brazos Small Cap Portfolio       11/30/00     12/31/00     1/31/01     2/28/01
Russell 2000 Index                $8,750       $9,410      $8,900      $8,310
                                  $8,452       $9,178      $9,656      $9,023

Brazos Small Cap Portfolio       3/31/01     4/30/01     5/31/01     6/30/01
Russell 2000 Index                $7,759      $8,529      $8,649      $8,809
                                  $8,582      $9,253      $9,480      $9,808

Brazos Small Cap Portfolio       7/31/01     8/31/01     9/30/01     10/31/01
Russell 2000 Index                $8,630      $8,150      $7,420       $7,460
                                  $9,277      $8,977      $7,769       $8,223

Brazos Small Cap Portfolio       11/30/01    12/31/01
Russell 2000 Index                 $7,920      $8,535
                                   $8,860      $9,407


-----------------------------------------------------------------------
             Average Annual Return Since Inception(1)
                                   as of 12/31/01

                                         1 Year    Since Inception(1)
Brazos Small Cap Portfolio               -9.30%          -11.13%
Russell 2000 Index                        2.49%           -4.45%

-----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on August 29, 2000 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not indicative of future performance. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original investment. The graph and table show the performance of the Portfolio at the portfolio level and includes all portfolio level expenses, but no insurance company expenses associated with the variable annuity. No expenses are deducted from the performance of the index.

(1) Since inception data for Portfolio and Russell 2000 Index is as of 8/29/2000.

         BRAZOS INSURANCE FUNDS - BRAZOS SMALL CAP PORTFOLIO

Portfolio of Investments                                       December 31, 2001


Security Description                                   Shares             Value

COMMON STOCK - 96.5%

BASIC RESOURCES - 0.5%
       RPM, Inc..........................................700            $ 10,122
                                                                        --------
                                                                          10,122
                                                                        --------

BUSINESS SERVICES - 9.6%
       ChoicePoint Inc. (a)..............................100               5,069
       Copart, Inc. (a)..................................900              32,733
       FirstService Corporation (a)......................900              25,200
       MAXIMUS, Inc. (a).................................800              33,648
       Metro One Telecommunications, Inc. (a)............300               9,075
       Stericycle, Inc. (a)..............................400              24,352
       TALX Corporation................................1,100              27,478
       The Corporate Executive Board Company (a).......1,300              47,710
                                                                        --------
                                                                         205,265
                                                                        --------

CONSUMER DURABLES - 5.7%
       Beazer Homes USA, Inc. (a)........................700              51,219
       Furniture Brands International, Inc. (a)........1,000              32,020
       Mohawk Industries, Inc. (a)...................... 700              38,416
                                                                        --------
                                                                         121,655
                                                                        --------

CONSUMER MERCHANDISING - 8.1%
       Alloy, Inc. (a).................................1,500              32,295
       Electronics Boutique Holdings Corp. (a)...........600              23,964
       Hot Topic, Inc. (a)...............................800              25,112
       Sonic Corp. (a)...................................500              18,000
       The Cheesecake Factory Incorporated (a).........1,000              34,770
       Too Inc. (a)......................................900              24,750
       Williams-Sonoma, Inc. (a).........................300              12,870
                                                                        --------
                                                                         171,761
                                                                        --------

CONSUMER SERVICES - 4.3%
       Bright Horizons Family Solutions, Inc. (a)......1,200              33,588
       Education Management Corporation (a)..............900              32,625
       SkillSoft Corporation (a).......................1,000              25,920
                                                                        --------
                                                                          92,133
                                                                        --------
                       See Notes to Financial Statements

         BRAZOS INSURANCE FUNDS - BRAZOS SMALL CAP PORTFOLIO
Portfolio of Investments                                       December 31, 2001


Security Description                                   Shares              Value

COMMON STOCK (continued)

ELECTRONIC COMPONENTS - 1.2%
       Finisar Corporation (a)........................ 2,500            $ 25,425
                                                                        --------
                                                                          25,425
                                                                        --------

ELECTRONIC TECHNOLOGY - 6.5%
       AstroPower, Inc. (a)............................1,200              48,516
       Concurrent Computer Corporation (a).............1,300              19,305
       Riverstone Networks, Inc. (a)...................2,600              43,160
       SeaChange International, Inc. (a)...............  800              27,296
                                                                        --------
                                                                         138,277
                                                                        --------

ENERGY - 1.8%
       National-Oilwell, Inc. (a).....................   800              16,488
       Pogo Producing Company.........................   800              21,016
                                                                        --------
                                                                          37,504
                                                                        --------

FINANCIAL INSTITUTIONS - 12.7%
       Affiliated Managers Group, Inc. (a)............   400             28,192
       AmeriCredit Corporation (a).................... 1,600             50,480
       Everest Re Group, Ltd..........................   600             42,420
       Metris Companies Inc........................... 2,000             51,420
       Mobile Mini, Inc. (a).......................... 1,300             50,856
       Triad Guaranty Inc. (a)........................ 1,300             47,151
                                                                        --------
                                                                         270,519
                                                                        --------

FINANCIAL SERVICES & SOFTWARE - 7.8%
       Alliance Data Systems Corporation (a).......... 2,100              40,215
       Certegy Inc. (a)...............................   800              27,376
       Jack Henry & Associates, Inc...................   500              10,920
       The BISYS Group, Inc (a).......................   800              51,192
       The InterCept Group, Inc. (a)..................   900              36,810
                                                                        --------
                                                                         166,513
                                                                        --------

HEALTHCARE PRODUCTS - 8.0%
       Biovail Corporation (a)........................ 1,100              61,875
       BrightSmile, Inc. (a).......................... 3,300              16,500
       First Horizon Pharmaceutical Corporation (a)...   700              20,573
       Medicis Pharmaceutical Corporation - Class A (a)  700              45,213
       Neurocrine Biosciences, Inc. (a)................  300              15,393
       Salix Pharmaceuticals, Ltd. (a).................  600              12,150
                                                                        --------
                                                                         171,704
                                                                        --------

                       See Notes to Financial Statements

         BRAZOS INSURANCE FUNDS - BRAZOS SMALL CAP PORTFOLIO
Portfolio of Investments                                       December 31, 2001

Security Description                                   Shares              Value

COMMON STOCK (continued)

HEALTHCARE SERVICES - 4.9%
       Accredo Health, Incorporated (a)................  300            $ 11,910
       AmSurg Corp., Class A (a).......................  900              24,462
       Triad Hospitals, Inc. (a).......................  900              26,415
       Unilab Corporation (a)..........................  200               5,020
       United Surgical Partners International, Inc.(a) 1,700              35,955
                                                                        --------
                                                                         103,762
                                                                        --------

HEALTHCARE TECHNOLOGY - 6.2%
       Affymetrix, Inc. (a)............................  700              26,425
       Array BioPharma Inc. (a)........................1,300              19,318
       Digene Corporation (a)..........................  400              11,800
       Endocare, Inc. (a)..............................  500               8,965
       Genta Incorporated (a)..........................  600               8,538
       Harvard Bioscience, Inc. (a)....................2,000              19,880
       Invitrogen Corporation (a)......................  400              24,772
       Protein Design Labs, Inc. (a)...................  400              13,120
                                                                        --------
                                                                         132,818
                                                                        --------

MEDIA - 3.4%
       Hispanic Broadcasting Corporation (a)..........   600              15,300
       Radio One, Inc. (a).............................1,300              23,413
       SBA Communications Corporation (a)............. 2,600              33,852
                                                                        --------
                                                                          72,565
                                                                        --------

TECHNOLOGY SERVICES & SOFTWARE - 11.0%
       Affiliated Computer Services, Inc. - Class A (a)  300              31,839
       Internet Security Systems, Inc. (a).............  600              19,236
       Mercury Interactive Corporation (a).............  900              30,582
       Retek Inc. (a)..................................  500              14,935
       Secure Computing Corporation (a)................  900              18,495
       SunGard Data Systems Inc. (a)...................2,600              75,218
       Websense, Inc. (a)..............................  700              22,449
       Witness Systems, Inc. (a).......................1,600              21,312
                                                                        --------
                                                                         234,066
                                                                        --------

TELECOMMUNICATIONS - 0.2%
       Allegiance Telecom, Inc. (a)....................  600               4,974
                                                                        --------
                                                                           4,974
                                                                        --------

                       See Notes to Financial Statements

         BRAZOS INSURANCE FUNDS - BRAZOS SMALL CAP PORTFOLIO
Portfolio of Investments                                       December 31, 2001

Security Description                                   Shares              Value

COMMON STOCK (continued)

TRADITIONAL HEAVY INDUSTRY - 1.7%
       Kennametal Inc..................................  400            $ 16,108
       Roper Industries, Inc...........................  400              19,800
                                                                        --------
                                                                          35,908
                                                                        --------

UTILITIES - 2.9%
       General Communication, Inc., Class A (a)........7,200              61,416
                                                                        --------
                                                                          61,416
                                                                        --------

Total Common Stock (Cost $1,809,179)...................                2,056,387
                                                                       ---------

SHORT-TERM INVESTMENTS - 4.2%                       Principal/Shares     Value
                                                    ----------------   ---------

       First American Prime
             Obligations Fund, 1.964%.................  48,820            48,820
       Wisconsin Electric Power Co.
             Demand Note, 1.653% #....................$ 12,243            12,243
       Wisconsin Corporate Central Credit Union
             Demand Note, 1.596% #....................  29,684            29,684
                                                                       ---------

Total Short-Term Investments (Cost $90,747)...........                    90,747
                                                                       ---------

Total Investments - 100.7%   (Cost $1,899,926)........                 2,147,134

Liabilities in excess of other assets - (0.7%)........                  (15,207)
                                                                       ---------

Net Assets - 100.0%...................................               $ 2,131,927
                                                                     ===========

(a)  Non-income producing security
# Denotes variable rate demand notes. Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of December 31, 2001.

                        See Notes to Financial Statements


          BRAZOS INSURANCE FUNDS - BRAZOS SMALL CAP PORTFOLIO
          Statement of Assets and Liabilities                  December 31, 2001

          ASSETS:

             Investment securities, at value1.........               $ 2,147,134
             Receivable for investments sold..........                         -
             Interest and dividends receivable........                       155
             Receivable from investment adviser.......                    41,729
                                                                       ---------
                 Total assets.........................                 2,189,018
                                                                       ---------

          LIABILITIES:

             Payable for investments purchased........                     6,018
             Accrued fund administration expense......                     6,537
             Accrued fund accounting expense..........                     5,348
             Accrued custody expense..................                     5,713
             Accrued transfer agent expense...........                     4,860
             Accrued other expenses...................                    28,615
                                                                       ---------
                  Total liabilities...................                    57,091
                                                                       ---------
                     Net assets.......................               $ 2,131,927
                                                                     ===========

          NET ASSETS COMPOSED OF:

             Paid-in capital..........................               $ 2,143,381

             Accumulated net realized
                loss on investments...................                 (258,662)
             Net unrealized appreciation
                on investments........................                   247,208
                                                                       ---------
                    Net assets........................               $ 2,131,927
                                                                     ===========

             Shares of beneficial interest,
                unlimited shares authorized,
                $.001 par value.......................                   249,862
                                                                       =========

             Net asset value, offering and
                redemption price per share............                    $ 8.53
                                                                       =========

          1  Identified cost of investment
                securities............................               $ 1,899,926
                                                                     ===========

                       See Notes to Financial Statements

          BRAZOS INSURANCE FUNDS - BRAZOS SMALL CAP PORTFOLIO Statement of Operations - For the year ended December 31, 2001



          INVESTMENT INCOME:
          Income:
             Interest.................................                   $ 6,604
             Dividends................................                     2,730
                                                                       ---------
                  Total investment income.............                     9,334
                                                                       ---------

          Expenses:
             Investment advisory and management fees..                    21,363
             Administration fees......................                    40,027
             Fund accounting fees.....................                    31,499
             Transfer agent fees and expenses.........                    26,672
             Custodian fees and expenses..............                     8,855
             Legal fees and expenses..................                    21,965
             Printing expense.........................                     1,368
             Trustees' fees and expenses..............                    46,921
             Audit and tax fees.......................                    21,319
             Miscellaneous expenses...................                        15
                                                                       ---------
                  Total expenses......................                   220,004

                  Less:  Expenses waived/reimbursed...                 (195,223)
                                                                       ---------
                  Net expenses........................                    24,781
                                                                       ---------
          Net investment loss.........................                  (15,447)
                                                                       ---------

          REALIZED AND UNREALIZED GAIN (LOSS) ON
          INVESTMENTS:

          Net realized loss on investments............                 (217,806)
          Net change in unrealized appreciation/
                depreciation on investments...........                   230,196
                                                                       ---------

          Net realized and unrealized gain (loss) on investments and
             other assets and liabilities.............                    12,390
                                                                       ---------

          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS:        $ (3,057)
                                                                       =========

                       See Notes to Financial Statements

          BRAZOS INSURANCE FUNDS - BRAZOS SMALL CAP PORTFOLIO
          Statement of Changes in Net Assets

                                                                                          For the period from
                                                                 For the                    August 29, 20001
                                                               year ended                       through
                                                              December 31, 2001              December 31, 2000
                                                          ----------------------         -----------------------
          INCREASE (DECREASE) IN NET ASSETS:
          Operations:
             Net investment income (loss).............         $ (15,447)                        $ 1,182
             Net realized loss on investments.........          (217,806)                        (40,856)
             Net change in unrealized appreciation/
                depreciation on investments...........           230,196                          17,012
                                                          ----------------------         -----------------------
             Net increase (decrease) in net assets
                resulting from operations.............            (3,057)                        (22,662)
                                                          ----------------------         -----------------------
          Distributions to Shareholders From:
             Net Investment Income                                (1,184)                              -

          Capital Share Transactions
             Proceeds from shares sold................         1,045,921                       1,123,453
             Reinvestment of dividends................             1,184                               -
             Cost of shares redeemed..................           (86,395)                        (25,333)
                                                          ----------------------         -----------------------

          Net increase in net assets resulting from
                capital share transactions............           960,710                       1,098,120
                                                          ----------------------         -----------------------
          Total increase in net assets................           956,469                       1,075,458

          NET ASSETS:
          Beginning of period.........................         1,175,458                         100,000
                                                          ----------------------         -----------------------

          End of period*..............................       $ 2,131,927                     $ 1,175,458
                                                          ======================         =======================

          *Including accumulated net investment income
                (loss) of................................        $ -                         $     1,182

          1 Commencement of operations

                       See Notes to Financial Statements

      BRAZOS INSURANCE FUNDS - BRAZOS SMALL CAP PORTFOLIO
      Financial Highlights


                                                                                                Period from
                                                          For the year ended              August 29, 2000(1) through
                                                          December, 31, 2001                 December 31, 2000
      PER SHARE DATA:
              NET ASSET VALUE, BEGINNING OF PERIOD....           $ 9.41                           $ 10.00
                                                             --------------                    --------------

             INCOME FROM INVESTMENT OPERATIONS:

                   Net investment income (loss).......            (0.07)                             0.01
                   Net realized and unrealized loss
                       on investments.................            (0.81)                            (0.60)
                         Total from investment               --------------                     --------------
                           operations.................            (0.88)                            (0.59)
                                                             --------------                     --------------
             NET ASSET VALUE, END OF PERIOD...........           $ 8.53                            $ 9.41
                                                             ==============                     ===============

      TOTAL RETURN(2).................................            -9.30%                            -5.90%


      SUPPLEMENTAL DATA AND RATIOS:
             Net assets, end of period (in thousands).           $ 2,132                           $ 1,175
             Ratio of net expenses to average net assets:
                   Before expense reimbursement.......            12.83%                           118.09% (3)
                   After expense reimbursement........             1.45%                             1.45% (3)
             Ratio of net investment income (loss) to
                average net assets:
                   Before expense reimbursement.......           -12.28%                          -116.01% (3)
                   After expense reimbursement........            -0.90%                             0.63% (3)
             Portfolio turnover rate..................              111%                               23%


------------------

     (1)  Commencement of operations
     (2) Total return is not annualized and does not reflect expenses that apply to the separate account of the insurance company. If such expenses had been included, total return would have been lower for the period.
     (3)  Annualized for periods less than twelve months.

                       See Notes to Financial Statements

BRAZOZ INSURANCE FUNDS - BRAZOS SMALL CAP PORTFOLIO
Notes to Financial Statements - December 31, 2001


1. Description of the Trust. The Brazos Insurance Funds (the "Trust") was organized as a Delaware business trust on January 21, 2000 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Trust currently has one portfolio called the Brazos Small Cap Portfolio (the "Portfolio"). Pursuant to the 1940 Act, the Portfolio is a "diversified" series of the Trust. The investment objective of the Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal.

     The shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2001, the Trust was offered by one insurance company and accordingly a decision by such insurance company to withdraw its participation may have a negative impact on the Trust.

2. Significant Accounting Policies: The following is a summary of the significant accounting policies of the Trust:

     Security Valuation. The Portfolio uses the last quoted trading price as the market value. For listed securities, the Portfolio uses the price quoted by the exchange on which the security is primarily traded. Unlisted securities and listed securities which have not been traded on the valuation date or for which market quotations are not readily available are valued at the average between the last price asked and the last price bid. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that amortized cost does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

     Federal Income Taxes. The Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     Distributions to Shareholders. The Portfolio distributes annually to shareholders substantially all of its net investment income and any net realized capital gains. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 2001, reclassifications were recorded to increase accumulated net investment income (loss) by $15,449 and decrease paid-in capital by $15,449. This reclassification was primarily due to net operating losses.

     Capital losses incurred after October 31 ("Post October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and elected to defer net capital losses of $39,686 during fiscal 2001. At December 31, 2001, the Portfolio had a net capital loss carryover of $208,256 which is available to offset future capital gains to the extent provided by regulations.

     Organization  Costs.  Organizational  costs  of  the  Portfolio  have  been expensed as incurred. These expenses were advanced by John McStay Investment Counsel ("JMIC" or the "Adviser"), and the Adviser has agreed to voluntarily reimburse the Portfolio for these expenses, subject to potential recovery (see Note 4).

     Use  of  Estimates  in  the  Preparation  of  Financial   Statements.   The
     preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Other. Investment security transactions are accounted for on a trade date basis. The Portfolio uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

3. Investment Securities. The aggregate purchases and sales of long-term securities for the year ended December 31, 2001 were as follows:

                   Purchases                       Sales
                   ---------                       -----
                   $2,859,276                 $1,770,089

4. Advisory Fees and Other Transaction with Affiliates. The Trust, on behalf of the Portfolio, employs JMIC, an investment counseling firm founded in 1983, to furnish investment advisory and other services to the Portfolio. On April 19, 1999 the Adviser became an indirect majority owned subsidiary of American International Group ("AIG"). Under an Investment Advisory Agreement with the Trust, the Adviser manages the investment and reinvestment of the assets of the Portfolio. The Adviser must adhere to the stated investment objectives and policies of the Portfolio, and is subject to the control and supervision of the Trust's Board of Trustees. For its services under the Advisory Agreement, the Portfolio pays the Adviser a monthly fee at the annual rate of 1.25% of the average daily net assets of the Portfolio. The Adviser has voluntarily agreed to keep operating expenses for the Portfolio from exceeding an annual rate of 1.45% of the Portfolio's average daily net assets. This cap on expenses is expected to continue until further notice. For the year ended December 31, 2001, the Adviser waived fees and reimbursed expenses in the amount of $195,223. For the period ended December 31, 2000, the Adviser waived fees and reimbursed expenses in the amount of $217,516. Such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

5. Agreements. U.S. Bancorp Fund Services, LLC ("USBFS"), formerly Firstar Mutual Fund Services, LLC, serves as Administrator, Transfer Agent and Dividend Paying Agent of the Trust and also provides accounting services to the Trust pursuant to the Portfolio Accounting Servicing Agreement between USBFS and the Trust. USBFS is a wholly-owned subsidiary of U.S. Bank, N.A., a bank holding company. Certain officers of USBFS are also officers of the Trust.

     As Administrator, USBFS supplies corporate secretarial services, office facilities, non-investment-related statistical and research data, executive and administrative services, internal auditing and regulatory compliance services. USBFS also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the Securities and Exchange Commission and state securities authorities. USBFS performs certain budgeting and financial reporting and compliance monitoring activities. For the services provided as Administrator, USBFS receives an annual fee from the Trust equal to the greater of: (1) a minimum annual fee of $40,000 or (2) an asset based fee, equal to .07% of the average daily net assets of the Trust up to $200 million, .06% on the next $500 million and .04% on the balance.

     U.S. Bank, N.A. ("U.S. Bank"), formerly Firstar Bank, N.A., an affiliate of USBFS, serves as the Custodian for the Trust pursuant to the Custody Agreement between U.S. Bank and the Trust. As custodian, U.S. Bank has agreed to (a) maintain a separate account or accounts in the name of the Trust, (b) hold and transfer portfolio securities on behalf of the Trust,
     (c) accept receipts and make disbursements of money on behalf of the Trust,
     (d) collect and receive all income and other payments and distributions on behalf of the Trust, and (e) make periodic reports to the Trust's Trustees concerning the Trust's operations. For its services to the Trust under the Custody Agreement, U.S. Bank receives a fee in addition to transaction charges and out-of-pocket expenses.

6. Distributor. Pembrook Securities ("Pembrook"), serves as distributor for shares of the Portfolio. Pembrook is a majority owned indirect subsidiary of AIG, and minority owned by certain employees of the Adviser, which is also a majority owned indirect subsidiary of AIG. Pembrook receives no compensation for distribution of shares of the Portfolio, except for reimbursement by the Adviser of out-of-pocket expenses.

7. Fund Shares. At December 31, 2001 there was an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares of the Portfolio:

                                                          For the year ended
                                                          December 31, 2001


                                                      Shares          Amount
                                                     -------          -------
    Shares outstanding, beginning of period........  124,969
                                                     -------
    Shares sold...................................   135,210        $ 1,045,921
    Shares issued to holders in reinvestment
    of dividends.....................................    139              1,184
    Shares redeemed..................................(10,456)        (   86,395)
                                                     -------        -----------
    Net increase.....................................124,893         $  960,710
                                                     -------        -----------
    Shares outstanding, end of period..............  249,862
                                                     =======

8. Income Tax Information. At December 31, 2001 the investment cost and gross unrealized appreciation and depreciation on investments for tax purposes were as follows:

         Unrealized Appreciation                              $   320,818
         Unrealized Depreciation                                 ( 84,330)
                                                              -------------
         Net Appreciation/(Depreciation)                      $   236,488
                                                              -------------
         Cost                                                 $ 1,910,646
                                                              =============

9. Plan of Liquidation. On December 7, 2001, the Board of Trustees of the Trust adopted a resolution to close the Portfolio and liquidate its net assets. This Board resolution authorizes management to take any actions necessary to accomplish the immediate and orderly liquidation of the Portfolio.

                        Report of Independent Accountants

To the Board of Trustees and Shareholder of Brazos Insurance Funds:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brazos Insurance Funds - Brazos Small Cap Portfolio (the "Fund") at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period August 29, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 9, the Board of Trustees of the Fund adopted a resolution to close the Fund and liquidate its net assets.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2002



Brazos Insurance Funds

www.brazosinsurancefunds.com

5949 Sherry Lane, Suite 1600
Dallas, TX  75225


T R U S T E E S                             A D M I N I S T R A T O R  &
---------------                             T R A N S F E R   A G E N T
                                            ---------------------------
GEORGE W. GAU
JOHN H. MASSEY                              U.S. BANCORP FUND SERVICES, LLC
DAVID M. REICHERT                           615 EAST MICHIGAN STREET
DAN L. HOCKENBROUGH                         MILWAUKEE, WI  53202


O F F I C E R S                             C U S T O D I A N
---------------                             -----------------

DAN L. HOCKENBROUGH                         U.S. BANK, N.A.
Chairman of the Board,                      425 WALNUT STREET
President and Chief                         CINCINNATI, OH 45202
Financial Officer
                                            C O U N S E L
LOREN J. SOETENGA                           -----------------
Vice President and Treasurer                DRINKER, BIDDLE & REATH LLP
                                            ONE LOGAN SQUARE
TRICIA A. HUNDLEY                           18TH AND CHERRY STREETS
Vice President, Secretary and               PHILADELPHIA, PA  19103-6996
Compliance Officer
                                            A U D I T O R S
JOE NEUBERGER                               ---------------
Assistant Treasurer                         PRICEWATERHOUSECOOPERS LLP
                                            1177 AVENUE OF THE AMERICAS
DANA ARMOUR                                 NEW YORK, NY  10036
Assistant Secretary

PAUL FLAA
Assistant Secretary


This report must be accompanied or preceded by the Portfolio's current prospectus.